UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2020

Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

Federally Chartered Corporation	000-51397	136400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York		10178-0599
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

In a Current Report on Form 8-K, dated November 10, 2020 (the “Initial Form 8-K”), the Federal Home Loan Bank of New York ("FHLBNY") reported the re-election of current FHLBNY Directors Messrs. Kenneth J. Mahon, Stephen S. Romaine and Charles E. Kilbourne, III, and the election of Mr. Thomas J. Kemly and Rear Admiral Ms. Danelle M. Barrett, USN (Ret.) to the FHLBNY’s Board of Directors (“Board”) by FHLBNY stockholders for four-year terms, each beginning on January 1, 2021. At the time of the filing of the Initial Form 8-K, the Committees of the Board for 2021 had not yet been determined. The FHLBNY is filing this Form 8-K/A to report Board Committee Director assignments for 2021.

On December 17, 2020, the Board, in addition to having previously re-elected Director Larry Thompson to serve as the Board Vice Chair for 2021 and 2022 on November 19, 2020, approved the following Committee assignments for all FHLBNY Directors for 2021:

EXECUTIVE COMMITTEE:
John Buran, Chair
Larry Thompson, Vice Chair
Kevin Cummings
Joseph Ficalora
Michael Horn
Thomas Hoy
DeForest Soaries

AUDIT COMMITTEE:
Kevin Cummings, Chair
David Huber, Vice Chair
Joseph Ficalora
Thomas Hoy
Thomas Kemly
Charles Kilbourne
Christopher Martin

COMPENSATION AND HUMAN RESOURCES COMMITTEE:
DeForest Soaries, Chair
David Nasca, Vice Chair
Kevin Cummings
Gerald Lipkin
Christopher Martin
Stephen Romaine
Angela Weyne

CORPORATE GOVERNANCE AND EXTERNAL AFFAIRS COMMITTEE:
Michael Horn, Chair
Christopher Martin, Vice Chair
Charles Kilbourne
Kenneth Mahon
DeForest Soaries
Larry Thompson
Angela Weyne

HOUSING COMMITTEE:
Richard Mroz, Chair
Angela Weyne, Vice Chair
Danelle Barrett
Michael Horn
David Huber
Thomas Kemly
Charles Kilbourne

RISK COMMITTEE:
Larry Thompson, Chair
Carlos Vázquez, Vice Chair
Joseph Ficalora
David Huber
Gerald Lipkin
David Nasca
Stephen Romaine

STRATEGIC PLANNING COMMITTEE
Thomas Hoy, Chair
Kenneth Mahon, Vice Chair
Danelle Barrett
Michael Horn
Gerald Lipkin
Richard Mroz
Carlos Vázquez

TECHNOLOGY COMMITTEE:
Carlos Vázquez, Chair
Danelle Barrett
Thomas Kemly
Kenneth Mahon
Richard Mroz
David Nasca
Stephen Romaine

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: December 18, 2020	By:	/s/ Kevin M. Neylan
Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer